UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)   November 15, 2004

SELAS CORPORATION OF AMERICA
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17CFR240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

The following information is being provided pursuant to Item 2.02. Such information, including the exhibit attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On November 15, 2004 Selas Corporation of America announced earnings for the three and nine months ended September 30, 2004 and discussed recent developments. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure

The following information is being provided pursuant to Item 7.01. Such information, including the exhibit attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated November 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selas Corporation of America
By:	/s/ Robert F. Gallagher

Robert F. Gallagher Chief Financial Officer

Date:   November 15, 2004